U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 26, 2006

CASCADE NATURAL GAS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation)		Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109

(Address of principal executive offices)

(206) 624-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

The Board of Directors of Cascade Natural Gas Corporation approved the following items during its April 26, 2006 meeting:  a) awarded performance bonus payments of $5,000 to Mike Gardner (VP – Operations), $3,000 to Larry Rosok (VP – Human Resources & Corporate Secretary) and $1,500 to Jon Stoltz (VP – Regulatory and Gas Supply); and b) increased David W. Stevens (President and CEO) compensation by 5% in addition to providing him an additional $15,000 annually for miscellaneous expenses as well as awarding him a bonus of $5,000 grossed up for taxes.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.

Description of Exhibit

none

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Dated: May 1, 2006	By:	/s/ Rick Davis
Rick Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

none